Exhibit 99.1

Insperity Appoints New Independent Director to Board

HOUSTON - April 24, 2015 - Insperity, Inc. (NYSE: NSP), a leading provider of human resources and business performance solutions for America’s best businesses, today announced that its board of directors has appointed Michelle McKenna-Doyle as a new independent director.

“Ms. McKenna-Doyle’s extensive background in technology, as well as her significant executive experience with customer-focused service businesses, adds directly relevant expertise and insight to our diverse board,” said Paul J. Sarvadi, chairman and chief executive officer. “I look forward to working with her and the rest of our board, as we seek to expand upon the growth opportunities from our newly transformed business.”

Michelle McKenna-Doyle currently serves as chief information officer (CIO) and senior vice president (SVP) of the National Football League (NFL). She was recently appointed as a member of the board of directors of RingCentral, Inc., where she serves as a member of the audit and compensation committees. She has more than 15 years of global technology management and senior leadership. Prior to joining the NFL as CIO in September 2012, she served as CIO at Constellation Energy Group, Inc., an energy supplier, where she implemented major technology strategic initiatives and led the company’s integration with Exelon in connection with the merger of the two companies. Previously, Ms. McKenna-Doyle also served as the president of Interactive Media Group, a global digital interactive media solutions nonprofit company; as the SVP and CIO of Universal Orlando Resort, a theme park resort wholly owned by NBCUniversal; as the CIO and SVP of Centex Destination Properties, a division of Centex Corporation, a homebuilder; and in senior leadership positions in finance, marketing and information technology at the Walt Disney World Company, an American diversified multinational mass media corporation.

Ms. McKenna-Doyle has been appointed as a Class I director in accordance with the company’s agreement with its largest stockholder and will be subject to the election by stockholders at the annual meeting in 2017.

About Insperity

Insperity, a trusted advisor to America’s best businesses for more than 29 years, provides an array of human resources and business solutions designed to help improve business performance. Insperity® Business Performance Advisors offer the most comprehensive suite of products and services available in the marketplace. Insperity delivers administrative relief, better benefits, reduced liabilities and a systematic way to improve productivity through its premier Workforce Optimization® solution. Additional company offerings include Human Capital Management, Payroll Services, Time and Attendance, Performance Management, Organizational Planning, Recruiting Services, Employment Screening, Financial Services, Expense Management, Retirement Services and Insurance Services. Insperity business performance solutions support more than 100,000 businesses with over 2 million employees. With 2014 revenues of $2.4 billion, Insperity operates in 57 offices throughout the United States. For more information, visit http://www.insperity.com.

The statements contained herein that are not historical facts are forward-looking statements within the meaning of the federal securities laws (Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934). You can identify such forward-looking statements by the words “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “likely,” “possibly,” “probably,” “goal,” “opportunity,” “objective,” “target,” “assume,” “outlook,” “guidance,” “predicts,” “appears,” “indicator” and similar expressions. Forward-looking statements involve a number of risks and uncertainties. In the normal course of business, Insperity, Inc., in an effort to help keep our stockholders and the public informed about our operations, may from time to time issue such forward-looking statements, either orally or in writing. Generally, these statements relate to business plans or strategies, projected or anticipated benefits or other consequences of such plans or strategies, or projections involving anticipated revenues, earnings, unit growth, profit per worksite employee, pricing, operating expenses or other aspects of operating results. We base the forward-looking statements on our expectations, estimates and projections at the time such statements are made. These statements are not guarantees of future performance and involve risks and uncertainties that we cannot predict. In addition, we have based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Therefore, the actual results of the future events described in such forward-looking statements could differ materially from those stated in such forward-looking statements. Among the factors that could cause actual results to differ materially are: (i) adverse economic conditions; (ii) regulatory and tax developments and possible adverse application of various federal, state and local regulations; (iii) the ability to secure competitive replacement contracts for health insurance and workers’ compensation contracts at expiration of current contracts; (iv) increases in health insurance costs and workers’ compensation rates and underlying claims trends, health care reform, financial solvency of workers’ compensation carriers, other insurers or financial institutions, state unemployment tax rates, liabilities for employee and client actions or payroll-related claims; (v) failure to manage growth of our operations and the effectiveness of our sales and marketing efforts; (vi) the competitive environment in the PEO industry may impact growth and/or profitability; (vii) our liability for worksite employee payroll, payroll taxes and benefits costs; (viii) our liability for disclosure of sensitive or private information; (ix) our ability to integrate or realize expected returns on our acquisitions; (x) failure of our information technology systems; (xi) an adverse final judgment or settlement of claims against Insperity; and (xii) the actions of certain stockholders could disrupt our business. These factors are discussed in further detail in Insperity’s filings with the U.S. Securities and Exchange Commission. Any of these factors, or a combination of such factors, could materially affect the results of our operations and whether forward-looking statements we make ultimately prove to be accurate.

Except to the extent otherwise required by federal securities law, we do not undertake any obligation to update our forward-looking statements to reflect events or circumstances after the date they are made or to reflect the occurrence of unanticipated events.

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